UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

We mailed a Proxy Statement on or about May 14, 2019 to our stockholders of record as of May 1, 2019 in connection with our Annual Meeting of Stockholders, which was held on June 28, 2019 at Sherwood Country Club, 320 West Stafford Road, Thousand Oaks, California, 91361. At the Meeting, the stockholders voted on five matters as follows: (i) election of directors, and all seven of the nominees were elected, (ii) the adoption of an amendment to our 2002 Stock Award and Incentive Plan, which was approved, (iii) the adoption of a proposal to approve a transaction which could result in the issuance of an amount of stock in excess of 19.9% of our outstanding shares of common stock, which was approved, (iv) the ratification of our auditors, which was approved, and (v) an advisory vote concerning compensation of our named executive officers, which was approved.

The first matter was the election of the members of the Board of Directors. All of the nominees received a majority of the votes and were elected and the tabulation of the votes (both in person and by proxy) was as follows:

Nominees for Directors	For	Withheld
Stephen G. Berman	12,400,186	1,036,067
Murray L. Skala	12,159,781	1,276,472
Rex H. Poulsen	11,548,823	1,887,430
Michael S. Sitrick	11,366,206	2,070,047
Alexander Shoghi	12,703,751	732,502
Michael J. Gross	12,050,125	1,386,128
Zhao Xiaoqiang	12,655,448	780,805

The second matter upon which the stockholders voted was the proposal to approve an amendment to our 2002 Stock Award and Incentive Plan, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
9,003,400	4,398,614	34,239

There were 7,114,028 broker held non-voted shares represented at the Meeting with respect to this matter.

The third matter upon which the stockholders voted was the proposal to approve a transaction which could result in the issuance of an amount of stock in excess of 19.9% of our outstanding shares of common stock, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
12,652,124	731,683	52,446

There were 7,114,028 broker held non-voted shares represented at the Meeting with respect to this matter.

The fourth matter upon which the stockholders voted was the proposal to ratify the appointment by the Board of Directors of BDO USA, LLP, as our independent certified public accountants for 2019, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
20,241,673	189,233	119,375

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

The fifth matter upon which the stockholders voted was an advisory vote to approve the compensation of our named executive officers, which matter was approved. The tabulation of the votes (both in person and by proxy) was as follows:

For	Against	Abstentions
9,631,367	3,745,427	59,459

There were 7,114,028 broker held non-voted shares represented at the Meeting with respect to this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: July 5, 2019
	By:	/s/ BRENT T. NOVAK
Brent T. Novak, CFO